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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report                                December 31, 2008
--------------                                -----------------

                        Omagine, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
  ---------------------------------------------        ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.



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Item 1.01. Entry into Material Definitive Agreement
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On December 22, 2008, Omagine, Inc. (the "Company") entered into a Standby Equity Distribution Agreement (the "SEDA") with YA Global Investments, L.P. ("YA"). The SEDA is valid for two years and pursuant to its terms the Company may, at its discretion, periodically sell to YA shares of its common stock, par value $0.001 per share (the "Common Stock") in up to $200,000 tranches of equity for a total purchase price over the term of the SEDA of up to five million dollars ($5,000,000). For each share of Common Stock purchased under the SEDA, YA will pay to the Company ninety-five percent (95%) of the lowest daily volume weighted average price of the Company's Common Stock as quoted by Bloomberg, LP, during the five (5) consecutive Trading Days after the date the Company provides an Advance Notice to YA (as such terms are defined in the SEDA). YA's obligation to purchase shares of Common Stock under the SEDA is subject to certain conditions, including (i) the Company obtaining an effective registration statement for shares of Common Stock sold under the SEDA and (ii) the amount for each equity tranche designated by the Company not exceeding two hundred thousand dollars ($200,000).

In connection with the SEDA, the Company entered into a Registration Rights Agreement with YA (the "Registration Rights Agreement") pursuant to which the Company agreed to register for resale the shares of Common Stock that may be purchased by YA pursuant to the SEDA and shares of Common Stock issued to YA as a commitment fee pursuant to the terms of the SEDA.

The foregoing summary of the terms of the SEDA and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 respectively, and incorporated herein by reference.





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Item 3.02  Unregistered Sales of Equity Securities
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On December 22, 2008 in connection with the SEDA, the Company issued to YA a commitment fee of two hundred twenty-nine thousand one hundred forty-eight (229,148) shares of Common Stock.

Item 9.01 Financial Statements and Exhibits
--------------------------------------------

(a) Not applicable
(b) Not applicable
(c) Exhibit No. Description:

Exhibit        Description

Exhibit 10.1 Standby Equity Distribution Agreement, dated as of December 22, 2008 by and between Omagine, Inc. and YA Global Investments, L.P.

Exhibit 10.2   Registration Rights Agreement, dated as of
               December 22, 2008 by and between Omagine, Inc.
               and YA Global Investments, L.P.


                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 31, 2008

                                 Omagine, Inc.
                              ---------------------------------
                                (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer